UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                          PURSUANT TO SECTION 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 6, 2003


                            NAUTICA ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                  0-6708                   95-2431048
(State of incorporation)     (Commission File     I.R.S. Employer Identification
                                  Number)                    Number)


40 West 57th Street, New York, New York                        10019
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:      (212) 541-5757


                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

            On July 7, 2003, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") with VF Corporation, a Pennsylvania corporation ("Parent"), and Voyager Acquisition Corporation, a Delaware corporation and a wholly-owed subsidiary of Parent ("Merger Subsidiary"), providing for, among other things, the merger (the "Merger") of Merger Subsidiary with and into the Company. Prior to the execution and delivery of the Merger Agreement, the Company and Mellon Investor Services LLC (the "Rights Agent") entered into Amendment No. 2 (the "Amendment") to the Rights Agreement, dated as of November 2, 2001, as amended as of June 26, 2003 (the "Rights Agreement") in order to exempt the Merger and related transactions from the Rights Agreement and to provide that the Rights will expire immediately prior to the consummation of the Merger.

            Among other things, the Amendment (i) amends the definition of "Acquiring Person" set forth in the Rights Agreement to provide that (A) neither Parent, Merger Subsidiary nor any of their respective Affiliates or Associates (as defined in the Rights Agreement) shall be deemed to be an Acquiring Person solely by virtue of (x) the execution and delivery of the Merger Agreement, (y) the acquisition of Common Shares pursuant to the Merger Agreement or (z) the consummation of the other transactions contemplated in the Merger Agreement and
(B) neither Parent, Merger Subsidiary, Harvey Sanders, the Harvey Sanders Grantor Retained Income Trust, David Chu nor any of their respective Affiliates or Associates shall be deemed to be an Acquiring Person solely by virtue of (x) the execution and delivery of a certain voting agreement being entered into by them or (y) any actions taken or effected pursuant such voting agreement and
(ii) amends the definition of "Final Expiration Date" set forth in the Rights Agreement to mean the earlier to occur of (x) the close of business on November 12, 2011 or (y) the time immediately prior to the Effective Time (as defined in the Merger Agreement).

            A copy of the Amendment is attached hereto as Exhibit 3 and is incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


            Exhibits

            1. Rights Agreement, dated as of November 2, 2001, between Nautica Enterprises, Inc. and Mellon Investor Services LLC, as Rights Agent, which includes the Certificate of Designations of Series A Junior Participating Preferred Stock as Exhibit A, form of Right Certificate as Exhibit B and the Summary or Rights to Purchase Preferred Stock as Exhibit C (incorporated by reference to Exhibit 1 to the Company's Current Report on Form 8-K, filed November 2, 2001).

            2. Amendment No. 1 to Rights Agreement, dated as of June 26, 2003, between Nautica Enterprises, Inc. and Mellon Investor Services LLC, as Rights Agent (incorporated by reference to Exhibit 2 to the Company's Current Report on Form 8-K, filed June 26, 2003).

            3. Amendment No. 2 to Rights Agreement, dated as of July 6, 2003, between Nautica Enterprises, Inc. and Mellon Investor Services LLC, as Rights Agent.

                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated as of:  July 7, 2003


                                        NAUTICA ENTERPRISES, INC.



                                        By: /S/ WAYNE A. MARINO
                                            ------------------------------------
                                            Name:  Wayne A. Marino
                                            Title: Senior Vice President &
                                                   Chief Financial Officer

                                INDEX TO EXHIBITS

EXHIBIT NO.       DESCRIPTION


    1 Rights Agreement, dated as of November 2, 2001, between Nautica Enterprises, Inc. and Mellon Investor Services LLC, as Rights Agent, which includes the Certificate of Designations of Series A Junior Participating Preferred Stock as Exhibit A, form of Right Certificate as Exhibit B and the Summary or Rights to Purchase Preferred Stock as Exhibit C (incorporated by reference to Exhibit 1 to the Company's Current Report on Form 8-K, filed November 2, 2001).

    2 Amendment No. 1 to Rights Agreement, dated as of June 26, 2003, between Nautica Enterprises, Inc. and Mellon Investor Services LLC, as Rights Agent (incorporated by reference to
                  Exhibit 2 to the Company's Current Report on Form 8-K, filed June 26, 2003).

    3 Amendment No. 2 to Rights Agreement, dated as of July 6, 2003, between Nautica Enterprises, Inc. and Mellon Investor Services LLC, as Rights Agent.